                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                         ______________________________



                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                                  May 7, 1998
                        -------------------------------
                                Date of Report
                       (Date of earliest event reported)


                             WESTOWER CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Washington                     333-32963                 91-1825860
 ---------------------------     ------------------         ------------------
(State or other jurisdiction    (Commission File No.)         (IRS Employer
    of incorporation)                                       Identification No.)

                              7001 NE 40th Avenue
                         Vancouver, Washington  98661
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         (Address of principal executive offices, including zip code)

                                (360) 750-9355
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

                                  Page 1 of 4
                        Exhibit Index appears on page 4

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On May 7, 1998, Westower Corporation (the "Company") executed a Stock Purchase Agreement relating to the acquisition of WTC Holdings Inc., formerly known as 411677 Alberta Ltd. ("Holdings") by the Company (the "Agreement"). Holdings holds 100% of the stock of Western Telecom Construction Ltd., an Alberta corporation ("Western Telecom"). Western Telecom is in the business of designing, constructing, and maintaining cellular communications towers, and its business substantially overlaps with the current business operations of the Company and its other subsidiaries. The Agreement makes the purchase effective as of October 28, 1997 to reflect that Western Telecom's functional operations were integrated into the Company as of that date. Pursuant to the Agreement, the Company issued 835,000 shares of its Common Stock to Peter Jeffrey, the sole shareholder of Holdings, in exchange for all of the outstanding stock of Holdings. Peter Jeffrey is the brother of S. Roy Jeffrey, a director, more than 10% beneficial owner, and the chief operating officer of the Company. At the time an oral understanding was reached in October 1997, the market value of the 835,000 shares equaled six times the Company's estimate of Western Telecom's sustainable annual after-tax earnings. At that time, the Company understood the industry average purchase price for tower companies to be from four to seven times sustainable annual after-tax earnings.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired*

     (b)  Pro Forma Financial Information*

     (c)  Exhibits

     Exhibit Number         Description                                 Page
     --------------         -----------                                 ----
        2.1                 Stock Purchase Agreement Relating to the
                            Acquisition of WTC Holdings Inc., formerly
                            known as 411677 Alberta Ltd. by Westower
                            Corporation

______________________


Form 8-K - Westower Corporation                                          Page 2

                                   SIGNATURE

     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 WESTOWER CORPORATION


Dated:  May 22, 1998
                                 By:  /s/ Peter Lucas
                                    ------------------------------------------
                                    Peter Lucas, Vice President, Chief Financial
                                    Officer, Treasurer and Secretary


Form 8-K - Westower Corporation                                          Page 3

                                 EXHIBIT INDEX

Exhibit Number          Description                                   Page
--------------          -----------                                   ----
    2.1                 Stock Purchase Agreement Relating to the
                        Acquisition of WTC Holdings Inc., formerly
                        known as 411677 Alberta Ltd. by Westower
                        Corporation

_________________________


Form 8-K - Westower Corporation                                          Page 4